MAINSTAY FUNDS TRUST

MainStay MacKay Short Term Municipal Fund

(the “Fund”)

Supplement dated May 2, 2022 (“Supplement”) to the

Summary Prospectus and Prospectus, each dated August 28, 2021, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

Effective immediately, Class R6 shares for the Fund are available for purchase. As a result, the following changes are made to the Prospectus:

1.	The front cover of the Prospectus is revised to include the Fund’s Class R6 ticker symbol: MSTEX

2.	The table and footnotes in the section entitled “Fees and Expenses of the Fund” and the table in the section entitled “Example” are deleted and replaced with the following:

	Class A	Class A2	Investor Class	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	2.00%	0.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	None	None
Other Expenses	0.06%	0.06%	0.66%	0.06%	0.03%[4]
Total Annual Fund Operating Expenses[3]	0.65%	0.65%	1.25%	0.40%	0.37%
Waivers / Reimbursements[3]	0.00%	0.00%	(0.27)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements	0.65%	0.65%	0.98%	0.40%	0.37%
1.	No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases). However, a contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.
2.	The management fee is as follows: 0.35% on assets up to $1 billion; 0.33% on assets from $1 billion up to $5 billion; and 0.32% on assets over $5 billion.
3.	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
4.	Based on estimated amounts for the current fiscal year.

Expenses After	Class A	Class A2	Investor	Class I	Class R6
Class
1 Year	$ 166	$ 265	$ 149	$ 41	$ 38
3 Years	$ 306	$ 404	$ 418	$ 128	$ 119
5 Years	$ 459	$ 555	$ 707	$ 224	$ 208
10 Years	$ 902	$ 994	$ 1,530	$ 505	$ 468

3.	The second paragraph of the section entitled “How to Purchase and Sell Shares” is deleted and replaced with the following:

519189.V3	MSSTM16a-05/22

How to Purchase and Sell Shares

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A or Class A2 shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A and Class A2 shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

4.	The section entitled “Compensation to Financial Intermediary Firms” is deleted and replaced with the following:

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

5.	The first paragraph of the section entitled “Know With Whom You Are Investing – Additional Information Regarding Fee Waivers – Contractual” in the Prospectus is deleted and replaced with the following:

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay MacKay Short Term Municipal Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 0.70%; Class A2, 0.70%; and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement based on Class A, in an equal number of basis points for Investor Class shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

519189.V3	MSSTM16a-05/22

MAINSTAY FUNDS TRUST

MainStay MacKay Short Term Municipal Fund

(the “Fund”)

Supplement dated May 2, 2022 (“Supplement”) to the
Statement of Additional Information dated February 28, 2022, as amended and supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective immediately, Class R6 shares for the Fund are available for purchase. As a result, the front cover is revised to include the Fund’s Class R6 ticker symbol: MSTEX

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

519189.V3	MSSTM16a-05/22